Exhibit 99.2

AGREEMENT, AMENDMENT TO FORBEARANCE AGREEMENT, AND

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Agreement, Amendment to Forbearance Agreement and Amendment No. 4 to Credit Agreement (this “Agreement”) dated as of April 27, 2021, is among Abraxas Petroleum Corporation, a Nevada corporation (the “Borrower”), the undersigned Guarantors (the “Guarantors”), the undersigned Lenders (as defined below), and Angelo Gordon Energy Servicer, LLC, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

INTRODUCTION

A.    The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), and the Administrative Agent have entered into the Term Loan Credit Agreement dated as of November 13, 2019 (as amended, supplemented or otherwise modified, the “Credit Agreement”).

B.    Reference is made to that certain Term Loan Guaranty Agreement made by the Guarantors in favor of the Administrative Agent dated as of November 13, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Guaranty”).

C.    Reference is further made to that certain Forbearance Agreement dated as of March 31, 2021 among the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent (the “Forbearance Agreement”), pursuant to which the Lenders party thereto agreed to temporarily forbear from exercising certain remedies against the Borrower and the other Loan Parties with respect to the Specified Events of Default (as defined in the Forbearance Agreement).

D.    Reference is further made to (i) the ISDA Master Agreement dated as of June 21, 2007, between the Borrower and Société Générale (together with any amendments or modifications thereto and any schedules and exhibits thereto and confirmations thereunder, the “SG Hedge Contract”), (ii) the ISDA Master Agreement dated as of January 4, 2017, between the Borrower and Associated Bank, National Association (together with any amendments or modifications thereto and any schedules and exhibits thereto and confirmations thereunder, the “AB Hedge Contract”), (iii) the ISDA Master Agreement dated as of April 17, 2019, between the Borrower and East West Bank (together with any amendments or modifications thereto and any schedules and exhibits thereto and confirmations thereunder, the “EWB Hedge Contract”), and (iv) the ISDA Master Agreement dated as of December 2, 2019, between the Borrower and Morgan Stanley Capital Group Inc. (together with any amendments or modifications thereto and any schedules and exhibits thereto and confirmations thereunder, the “MS Hedge Contract” and, together with the SG Hedge Contract, the AB Hedge Contract, and the EWB Hedge Contract, collectively, the “Specified Hedge Contracts” and, individually, each a “Specified Hedge Contract”).

E.    Reference is further made to that certain Notice of Default and Reservation of Rights, dated April 16, 2021 (the “Notice of Default”), delivered by the Administrative Agent to the Borrower, informing the Borrower of certain Existing Events of Default (as defined in the Notice of Default), accelerating all Obligations under the Credit Agreement, and reserving all rights of the Administrative Agent and the Lenders.

F.    The Borrower has requested, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to (i) amend the definition of Specified Events of Default (as defined in the Forbearance Agreement), (ii) extend the temporary forbearance period under the Forbearance Agreement, (iii) amend certain other terms of the Forbearance Agreement and (iv) amend certain terms of the Credit Agreement.

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G.    The Borrower and the Guarantors wish to reaffirm their guarantees of and Liens supporting the Obligations.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, and the undersigned Lenders hereby agree as follows:

Section 1.    Definitions; References. All capitalized terms not otherwise defined in this Agreement that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.

Section 2.    Amendments to Forbearance Agreement.

(a)    Recital C of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

The following Events of Default have occurred and are continuing or are reasonably likely to occur (collectively, the “Specified Events of Default”):

(1)         Events of Default (the “Specified Term Loan Events of Default”) under (a) Section 10.01(a) of the Credit Agreement as a result of the Borrower’s failure to repay the Obligations under the Credit Agreement as and when due (resulting from the acceleration of the outstanding Obligations under the Credit Agreement on April 16, 2021), (b) Section 10.01(c)(i) of the Credit Agreement as a result of (i) the Borrower’s failure to deliver the 2020 Audited Financials without a “going concern” or like qualification not later than 105 days after the end of such fiscal year in violation of Section 8.06(a) of the Credit Agreement, (ii) the Borrower’s or any Subsidiary’s failure to maintain an account control agreement required by Section 8.11 of the Credit Agreement with respect to each of the following deposit accounts (collectively, the “Specified Accounts”): (1) deposit account number 1111069819, (2) deposit account number 1111069793, (3) deposit account number 5100004240, (4) deposit account number 1111069835, and (5) deposit account number 1111069827, in each case, maintained with Texas Capital Bank, N.A., (iii) the Hedge Terminations under each of the Hedge Contracts to which the Borrower is a party, in violation of Section 8.12 of the Credit Agreement, and (iv) the Borrower’s failure to promptly notify the Administrative Agent and the Lenders of the Hedge Terminations as required by Section 8.06(e) of the Credit Agreement; and (c) under Section 10.01(d) of the Credit Agreement as a result of a Specified RBL Cross-Default, a Specified Hedge Cross-Default, or a Specified Hedge Default;

(2)          Events of Default (the “Specified RBL Cross-Default”) under Section 10.01(d)(ii) of the Credit Agreement as a result of (a) the Borrower’s failure to deliver audited financial statements without a “going concern” or like qualification for the fiscal year ended December 31, 2020 (the “2020 Audited Financials”) not later than 90 days after the end of such fiscal year in violation of Section 5.06(a) of the Revolving Credit Agreement or (b) the Borrower’s failure to comply with Section 6.20 of the Revolving Credit Agreement for the fiscal quarter ended December 31, 2020, (c) the Borrower’s failure to promptly notify the Revolving Agent and the Revolving Lenders of the Hedge Terminations as required by Section 5.06(e) of the Revolving Credit Agreement, (d) the Borrower’s or any Subsidiary’s failure to maintain an account control agreement required by Section 5.13 of the Credit Agreement with respect to each of the Specified Accounts, (e) the Hedge Terminations under each of the Hedge Contracts to which the Borrower is a party, in violation of Section 5.15 of the Revolving Credit Agreement, or (f) an “Event of Default” (as defined in the Revolving Credit Agreement) under Section 7.01(d)(ii) of the Revolving Credit Agreement as a result of a Specified Term Loan Event of Default, a Specified Hedge Cross-Default, or a Specified Hedge Default;

(3)          Events of Default (the “Specified Hedge Cross-Defaults”) under Section 10.01(d) of the Credit Agreement as a result of (a) the Borrower’s or any Loan Party’s failure to deliver the 2020 Audited Financials without a “going concern” or like qualification by the date specified for such delivery in any applicable Specified Hedge Contract, (b) the Borrower’s or any Loan Party’s failure to comply with any leverage ratio for the fiscal quarter ended December 31, 2020 required to be maintained under any applicable Specified Hedge Contract, (c) the Borrower’s or any Subsidiary’s failure to comply with the requirement to maintain account control agreements in respect of the Specified Accounts under any applicable Specified Hedge Contract, (d) any termination of a Specified Hedge Contract and acceleration of any amount due thereunder (but not any enforcement action or litigation in connection therewith or actions to collect amounts owing thereunder), or (e) any cross-default or cross-termination event under such Specified Hedge Contract caused by or corresponding to a Specified Term Loan Event of Default or a Specified RBL Cross-Default; and

(4)          any events of default or termination events (the “Specified Hedge Defaults”)under any Specified Hedge Contract.

(b)    Section 2(a) of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

(a)         Each Loan Party acknowledges and agrees that (i) each of the Specified Events of Default constitutes an Event of Default that has occurred or is reasonably likely to occur during the Forbearance Period (as defined below), as applicable, (ii) none of the Specified Events of Default has been cured as of the date hereof, (iii) as a result of the delivery of the Notice of Default all Obligations under the Credit Agreement and the other Loan Documents have been accelerated and are due and payable in accordance with Section 10.02(a) of the Credit Agreement, and (iv) except for the Specified Events of Default, no other Events of Default have occurred and are continuing as of the date hereof, or are reasonably expected to occur during the period of time starting from the Effective Date until the Forbearance Termination Date (as defined below) (such period of time being referred to herein as the “Forbearance Period”).

(c)    The first paragraph of Section 2(b) of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

(b)         Except as specified in the immediately succeeding sentence, the Administrative Agent and the Lenders hereby agree, subject to the terms of this Agreement, to forbear from exercising any of the following rights and remedies arising solely as a result of the Specified Events of Default until the date (the “Forbearance Termination Date”) that is the earlier to occur of (i) 5:00 p.m. (New York time) on May 6, 2021, and (ii) the date of the occurrence of a Forbearance Termination Event (as defined below): (A) rights to proceed to enforce its rights and remedies under the Security Instruments, the Guaranties, and any other Loan Documents (other than, in any case, after the occurrence of an automatic acceleration under Article X in the case of an Event of Default under Section 10.01(e) of the Credit Agreement), and (B) rights to file an involuntary bankruptcy petition against any Loan Party. Notwithstanding anything herein to the contrary, nothing herein shall prevent the Administrative Agent (x) from charging interest with an increased Applicable Margin which accrues automatically upon the occurrence of any Event of Default or (y) exercising any other rights or remedies resulting from the Specified Events of Default. For the avoidance of doubt, each Lender hereby agrees until the Forbearance Termination Date not to exercise any rights and remedies it may have against the Loan Parties that may arise as a result of the Specified Events of Default triggering a breach or other default or other occurrence of any similar defaults to the Specified Events of Default under any other agreement that a Loan Party may have with such Lender, in each case solely to the extent that the contractual obligations to which the exercise of rights and remedies relate constitute “Debt” under the Credit Agreements.

(d)    The definition of “Forbearance Termination Event” set forth in Section 2(b) of the Forbearance Agreement is hereby amended by restating clause (iii) thereof to read as follows:

(iii)         the exercise by any creditor or holder of Debt of any Loan Party of any right or remedy available to it in connection with any default under the documents governing such Debt resulting in, or giving such creditor or holder the right to initiate, (A) any foreclosure or enforcement action against any Collateral or (B) acceleration of such Debt, including without limitation any enforcement action or litigation in connection with, or actions to collect amounts owing under, any Specified Hedge Contract of any Loan Party by any applicable swap counterparty and any amounts becoming due and payable by the Borrower or any of its Subsidiaries to such swap counterparty in respect of such termination; provided that, for the avoidance of doubt, the termination of any Specified Hedge Contract shall not be a “Forbearance Termination Event” so long as (x) no payment is made by the Borrower or any of its Subsidiaries in respect of the such Specified Hedge Contract (other than monthly hedge settlement payments in the ordinary course of business) and (y) none of the Swap Counterparties nor any of their respective Affiliates takes any action to enforce any right of payment under, engage in any litigation regarding, or otherwise take action to collect amounts owing under, such Specified Hedge Contract; provided, further, that a Swap Counterparty may demand payment of (but not take any enforcement action or engage in any other litigation in connection therewith, or other actions to collect amounts owing in respect thereof) the close-out amount either under any swap termination agreement with the Borrower or any calculation notice required to be delivered in accordance with the terms of the applicable Specified Hedge Agreement;

Section 3.    Amendment to Credit Agreement.

a)    Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by restating the definition of “Excluded Accounts” in its entirety as follows:

“Excluded Accounts” means, collectively, (a) accounts held at PlainsCapital Bank (or successor bank) holding certificates of deposit supporting letters of credit in an aggregate amount not to exceed at any time the undrawn face amount of such letters of credit, and provided (x) such letters of credit are permitted under Section 9.02(g) and (y) a Lien on such accounts or the amounts held therein is permitted under Section 9.01(k), (b) one or more petty cash operating accounts held at PlainsCapital Bank (or successor bank) in an aggregate amount not to exceed $50,000 at any time, (c) deposit accounts exclusively used in the ordinary course of business for payroll, payroll taxes, and other employee wage and benefit payments, and (d) operator suspense accounts relating to oil and gas production to satisfy royalty and working interest obligations owed to third parties used solely for such purposes in the ordinary course of business.

b)    Section 8.11 (Deposit Accounts) is hereby amended by inserting the following sentence at the end thereof:

“The Borrower will, and will cause each of its Subsidiaries to, provide electronic access (on a view only basis) to all deposit and other bank accounts described under clause (d) of the definition of “Excluded Accounts” herein and maintained by such Borrower or such Subsidiary.”

c)    Clause (m) of Section 9.02 (Debts, Guaranties, and Other Obligations) is hereby deleted and replaced with “[reserved]”.

d)    Clause (vii) of Section 9.04(b) (Merger or Consolidation; Asset Sales) is hereby deleted in its entirety.

e)    Section 9.07 (Affiliate Transactions) is hereby amended by deleting the following therefrom: “unless such transaction or series of transactions is on terms no less favorable to the Borrower or the Subsidiary, as applicable, than those that could be obtained in a comparable arm’s length transaction with a Person that in not such an Affiliate”.

f)    Section 12.04 (Costs and Expenses) is amended by replacing thirty (30) days with “five (5) Business Days”.

Section 4.    Reaffirmation of Liens and Guaranty. Each of the Borrower and each Guarantor (i) is party to certain Security Instruments securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that according to their terms the Security Instruments will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Instruments are valid and subsisting and create an Acceptable Security Interest in the Collateral to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.    Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)    the representations and warranties set forth in the Credit Agreement, the Guaranties and in the other Loan Documents (other than Section 7.14(b) of the Credit Agreement or any other representation and warranty relating solely to the existence of a Default or Event of Default that is untrue due to the existence of the Specified Events of Default) are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited liability company or other power and authority of the Borrower or such Guarantor, as applicable, and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower or such Guarantor, as applicable, enforceable against the Borrower or such Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)    as of the effectiveness of this Agreement and after giving effect hereto, no Default or Event of Default (other than the Specified Events of Default) has occurred and is continuing.

Section 6.    Effectiveness. This Agreement shall become effective and enforceable against the parties hereto, upon the occurrence of the following conditions precedent (such date being the “Effective Date”):

(a)    The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent and each Lender.

(b)    The representations and warranties in this Agreement shall be true and correct before and after giving effect to this Agreement (other than Section 7.14(b) of the Credit Agreement or any other representation and warranty relating solely to the existence of a Default or Event of Default that is untrue due to the existence of the Specified Events of Default).

(c)    No Default or Event of Default (other than the Specified Events of Default) shall have occurred and be continuing.

(d)    No event that would constitute a Forbearance Termination Event shall have occurred and be continuing as of the Effective Date.

(e)    The Administrative Agent shall have received a fully executed account control agreement, or an amendment to an existing account control agreement, in favor of the Administrative Agent and in form and substance satisfactory to the Administrative Agent, with respect to all deposit accounts, commodities accounts, or securities accounts held by the Borrower or any Subsidiary of the Borrower, other than Excluded Accounts.

(f)    (i) the Administrative Agent shall have received a copy of a fully executed amendment and forbearance agreement dated as of the date hereof with respect to the Revolving Credit Agreement among the Borrower, the other Loan Parties, the lenders party to the Revolving Credit Agreement, and Société Générale, as administrative agent, which shall (A) temporarily forbear all defaults caused by or corresponding to the Specified Events of Default under and pursuant to the Revolving Credit Agreement, including any cross-defaults, until a date no earlier than 5:00 p.m. (New York time) on May 6, 2021, (B) amend the Revolving Credit Agreement in a manner that corresponds to the amendments hereunder to the Credit Agreement, and (C) otherwise be in a form satisfactory to the Administrative Agent (the “First Lien Forbearance”) and (ii) the First Lien Forbearance shall be effective or shall become effective on the Effective Date substantially simultaneously with this Agreement.

(g)    the Administrative Agent shall have received any agreements, consents or other evidence as reasonably requested by, and in form and substance reasonably acceptable to, the Administrative Agent demonstrating a temporary forbearance from each applicable Swap Counterparty with respect to enforcement actions or litigation in connection with, or other actions to collect amounts owing under the Specified Hedge Agreements on account of, defaults caused by or corresponding to the Specified Events of Default under and pursuant to any applicable Specified Hedge Contract, including any cross-defaults, in a form satisfactory to the Administrative Agent until a date no earlier than 5:00 p.m. (New York time) on May 6, 2021 (collectively, the “Swap Forbearances”), which Swap Forbearances shall be effective or shall become effective on the Effective Date substantially simultaneously with this Agreement.

(h)    The Administrative Agent shall have received such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection herewith.

(i)    The Borrower shall have paid all other costs, expenses, and fees which have been invoiced and are payable pursuant to Section 12.04 of the Credit Agreement or any other written agreement.

Section 7.    Acknowledgments and Agreements.

(a)    Cooperation. The Borrower hereby covenants and agrees that it shall and shall cause each of its Subsidiaries, and shall use commercially reasonable efforts to cause each of their respective officers, directors, employees and advisors to (i) cooperate fully with the Administrative Agent in connection with its review, analysis, and evaluation of the Borrower’s and its Subsidiaries’ financial affairs, finances, financial conditions, business, and operations (including historical financial information and projections) and (ii) cooperate fully with the Administrative Agent, the Lenders, and their respective designees in furnishing information reasonably available to the Borrower and its Subsidiaries as and when requested by the Administrative Agent, the Lenders, and their respective designees, including, without limitation, the Borrower’s and its Subsidiaries’ financial affairs, finances, financial condition, business, and operations.

(b)    Requested Information. At the reasonable request of the Administrative Agent, the Lenders, and their respective designees, subject to privilege and other confidentiality requirements, the Borrower hereby agrees that it shall use its commercially reasonable efforts to cause the chief executive officer, the chief financial officer, and such other officers, directors, employees, and advisors of the Borrower to make themselves available to discuss any matters regarding the Borrower’s or any Subsidiary’s financial affairs, finances, financial condition, business, and operations, all upon reasonable notice during normal business hours to fully disclose to the Administrative Agent, the Lender, and their respective designees all information reasonably requested by the Administrative Agent, the Lenders, and their respective designees regarding the foregoing.

(c)    Default Interest. Each Loan Party acknowledges that during such time as any Event of Default exists, the Obligations shall bear interest at the rate then applicable to such Loans pursuant to the Credit Agreement, plus 3%, as set forth in Section 3.02(c) of the Credit Agreement (such incremental 3% amount, the “Default Amount”). By delivery of the Notice of Default, the Administrative Agent gave notice to each Loan Party that the applicable rate with respect to interest charged under the Loan Documents shall be increased by the Default Amount beginning April 16, 2021, in accordance with Section 3.02(c) of the Credit Agreement.

(d)    Obligations. Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms (including the accrual of the interest at the rate set forth in clause (c) above), and each Loan Party waives any defense, offset, counterclaim or recoupment, in each case existing on the date hereof, with respect to such Obligations. Each Loan Party, Administrative Agent, and each other party hereto does hereby adopt, ratify, and confirm the Forbearance Agreement, as amended hereby, and acknowledges and agrees that each of the Credit Agreement, as amended hereby, and the Forbearance Agreement, as amended hereby, is and remains in full force and effect, and each Loan Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement, as amended hereby, the Forbearance Agreement, as amended hereby, the Guaranty and the Security Instruments are not impaired in any respect by this Agreement.

(e)    Professional Advisors. Administrative Agent has engaged and retained Simpson Thacher & Bartlett LLP as legal counsel and Borrower expressly agrees to reimburse Administrative Agent for all fees, costs and expenses incurred by Administrative Agent whether before or after the date hereof as a result of such engagements as provided in Section 12.04 of the Credit Agreement.

(f)    Other Defaults; Strict Performance; Course of Dealing. The description of the Specified Events of Default in the Forbearance Agreement, as amended hereby, is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default. The failure of the Lenders to give notice to any Loan Party of any such other Defaults, Events of Default, or termination events is not intended to be nor shall be a waiver thereof. Each Loan Party hereby agrees and acknowledges that (i) the Secured Parties require and will require strict performance by the Loan Parties of all of their respective obligations, agreements and covenants contained in the Credit Agreement, as amended hereby, the Forbearance Agreement, as amended hereby (including without limitation with respect to each of the Forbearance Termination Events), and the other Loan Documents (including any action or circumstance which is prohibited or limited during the existence of a Default or Event of Default), and no inaction or action by any Secured Party regarding any Default or Event of Default (including, but not limited to, the Specified Events of Default) is intended to be or shall be a waiver thereof, and (ii) the Loan Parties shall remain bound by the terms and conditions of the Forbearance Agreement, as amended hereby (including without limitation with respect to each of the Forbearance Termination Events), in all respects. Each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Secured Party in the Credit Agreement or in any other Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

(g)    Reservation of Rights. For the avoidance of doubt, each Loan Party hereby also agrees and acknowledges that the forbearance provided under the Forbearance Agreement, as amended by Section 2 above, shall not operate as a waiver of or otherwise prejudice any of the rights and remedies of the Administrative Agent and the Lenders as to the Specified Events of Default or otherwise, other than as expressly provided in the Forbearance Agreement, as amended by Section 2 above. The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, including but not limited to, the Specified Events of Default, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

(h)    This Agreement. From and after the Effective Date, all references to the Forbearance Agreement shall mean the Forbearance Agreement as amended by this Agreement, and all references to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(i)    Further Advances and Continuations and Conversions. The Borrower and each other party hereto hereby acknowledges and agrees that (i) existing Loans may not be continued as, or be converted into, Eurodollar Rate Loans, and (ii) no Lender shall have any obligation to make additional Loans, until the Specified Events of Default and all other Defaults, if any, have been permanently waived in writing by the Lenders (it being understood that none of the Lenders are obligated to grant any such waiver) and such other conditions as required under the Credit Agreement have been met.

(j)    Lenders’ Rights. The Lenders, except as expressly set forth in the Forbearance Agreement, as amended by this Agreement, (A) expressly retain and reserve all their rights and remedies available to them at any time (including, without limitation, (i) the right to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Lender to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower and any other Loan Party now or hereafter existing under the Credit Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under the Credit Agreement or such other Loan Document and although such obligations may be unmatured, and (ii) the right to engage additional counsels and other advisors at the Borrower’s expense and without any further notice, except for the notice, if any, required under the Credit Agreement or applicable law; and (B) do not waive the Specified Events of Default or agree to forbear from any rights or remedies with respect thereto; any such waiver or forbearance, or any extension of the forbearance provided hereunder, if done, would only be effective to the extent, and subject to terms and conditions, set forth in a separate written instrument executed and delivered by all the Lenders or the Required Lenders, as required under the Credit Agreement.

(k)    Tolling of Statute of Limitations. The Borrower and Guarantors acknowledge and agree that the running of any statutes of limitation or doctrine of laches applicable to any claims or causes of action that the Administrative Agent or the Lenders may be entitled to take or bring in order to enforce their rights and remedies against any Loan Party (or any of its respective assets) is, to the fullest extent permitted by law, tolled and suspended during the period from the Effective Date until the Forbearance Termination Date.

(l)    Deposit Accounts and Securities Accounts. Notwithstanding any other term of the Credit Agreement, during the Forbearance Period, no Loan Party shall open a deposit account or securities account, or instruct that any deposit account or securities account is maintained for its benefit without the prior written consent of the Administrative Agent.

(m)    Hedge Terminations and Payments. The Borrower agrees that, until the Forbearance Termination Date, the Borrower shall not, nor shall it permit any of its Subsidiaries, to make any payment (other than monthly hedge settlement payments in the ordinary course of business) in respect of any Specified Hedge Contract, including any Specified Hedge Contract that has been subject to a Hedge Termination. Notwithstanding any other term of the Credit Agreement, a termination of a Specified Hedge Contract shall not be deemed to be a breach of any term of the Credit Agreement (including without limitation Section 8.12 thereof) so long as no enforcement action is taken or litigation is brought in connection with such termination or any other action is taken to collect amounts owing under such Specified Hedge Contract in connection with such termination.

(n)    Mandatory Prepayments. For the avoidance of doubt, all parties agree and acknowledge that the mandatory prepayment requirements set forth in Section 3.05 of the Credit Agreement remain in full force and effect.

Section 8.    RELEASE. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and each other Related Party of such Secured Party (collectively the “Released Parties” and individually a “Released Party”) from any and all actions, claims, demands, causes of action, judgments, executions, suits, debts, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the “Released Claims”), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the Effective Date and are in any way directly or indirectly arising out of or in any way connected to any of this Agreement, the Credit Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby (collectively, the “Released Matters”). Each Loan Party, by execution hereof, hereby acknowledges and agrees that the agreements in this Section 8 are intended to cover and be in full satisfaction for all or any alleged injuries or damages arising in connection with the Released Matters herein compromised and settled. Each Loan Party hereby further agrees that it will not sue any Released Party on the basis of any Released Claim released, remised and discharged by the Loan Parties pursuant to this Section 8. In entering into this Agreement, each Loan Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 8 shall survive the termination of this Agreement, the Credit Agreement and the other Loan Documents, the payment in full of the Obligations and the termination of the Commitments.

Section 9.    Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 10.    WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 11.    Miscellaneous.

(a)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original. Delivery of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(b)    NO ORAL AGREEMENT. THIS AGREEMENT, THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, THE FORBEARANCE AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(c)    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent.

(d)    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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EXECUTED as of the date first set forth above.

BORROWER:

ABRAXAS PETROLEUM CORPORATION

By:               /s/ Steve Harris

Name:         Steve Harris

Title:         Vice President and Chief Financial Officer

GUARANTORS:

ABRAXAS PROPERTIES INCORPORATED

By:             /s/ Steve Harris

Name:         Steve Harris

Title:         Vice President, Treasurer and Assistant Secretary

SANDIA OPERATING CORP.

By:              /s/ Steve Harris

Name:         Steve Harris

Title:         Vice President, Treasurer and Assistant Secretary

RAVEN DRILLING, LLC

By:               /s/ Steve Harris

Name:         Steve Harris

Title:         Vice President, Treasurer and Assistant Secretary

ADMINISTRATIVE AGENT:                  ANGELO GORDON ENERGY SERVICER, LLC

By:            /s/ Todd Dittman

Name:         Todd Dittmann

Title:          Authorized Person

LENDER:                                             AG ENERGY FUNDING, LLC

ON BEHALF OF SERIES 17 AND SERIES 20

By:            /s/ Todd Dittman

Name:         Todd Dittmann

Title:         Authorized Person

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